Exhibit 10.8

This instrument prepared by:

Ray D. Gibbons, Esq.

Gibbons Graham LLC

100 Corporate Parkway

Suite 125

Birmingham, Alabama 35242

LEASEHOLD DEED OF TRUST / DEED OF TRUST AND SECURITY AGREEMENT

(PURCHASE MONEY)

THIS LEASEHOLD DEED OF TRUST / DEED OF TRUST AND SECURITY AGREEMENT (this “Deed of Trust”) is made and entered into as of August 30, 2013, by CHP CALVERT MOB OWNER, LLC, a Delaware limited liability company (“Calvert Borrower”), CHP MEDICAL ARTS MOB OWNER, LLC, a Delaware limited liability company (“Medical Arts Center Borrower”), and CHP DUNKIRK MOB OWNER, LLC, a Delaware limited liability company (“Dunkirk Borrower”), all of whose address is c/o CNL Healthcare Properties, Inc., 450 South Orange Avenue, Orlando, Florida 32861, Attention: Joseph T. Johnson and Holly J. Greer (Calvert Borrower, Medical Arts Center Borrower and Dunkirk Borrower hereinafter referred to collectively as the “Mortgagors” and each singularly as a “Mortgagor”), in favor of ERIC SMITH, said term referring always to the named Trustee and his/her successors in trust, whose address is c/o Regions Bank, 1900 5th Avenue North, Regions Center, 14th Floor, Birmingham, Alabama 35203, as Trustee (the “Trustee”), for the benefit of REGIONS BANK, an Alabama banking corporation, whose address is 1900 5th Avenue North, Regions Center, 14th Floor, Birmingham, Alabama 35203, Attention: Healthcare Banking Group (the “Bank”). Any capitalized term used herein but not defined shall have the meaning ascribed to such term in that certain Credit Agreement of even date herewith among Mortgagors, CHP Solomons Island MOB Owner, LLC (“Solomons Island Borrower”, and together with the Mortgagors, hereinafter referred to collectively as the “Borrowers” and each singularly as a “Borrower”) and Bank (as amended from time to time, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, Borrowers are justly indebted to Bank in the principal amount of Twenty-Nine Million Four Hundred Thousand and No/100 Dollars ($29,400,000.00), all of which amount is purchase money, such indebtedness being evidenced by the Note, and payable to Bank with interest thereon as provided for in the Credit Agreement; and

WHEREAS, Mortgagors desire to secure the Obligations, including, but not limited to, the obligations to pay the principal of and interest on the Note in accordance with the respective terms thereof or of the Credit Agreement, including any and all extensions, modifications, and renewals thereof and substitutions therefor, and to pay, repay or reimburse Bank for all amounts owing under any of the Loan Documents, including all Indemnified Losses and Default Costs.

NOW, THEREFORE, for and in consideration of Bank making the Loan and to secure the prompt payment and performance of the Obligations, each Mortgagor does hereby irrevocably CONVEY, MORTGAGE, WARRANT, GRANT, BARGAIN, SELL, ASSIGN,

TRANSFER, PLEDGE and set over to the Trustee, in trust, for the benefit of Bank, and the successors and assigns of Bank, all of such Mortgagor’s right, title and interest of whatever kind, nature or description, whether now owned or hereafter acquired, and wherever located (hereinafter referred to as such “Mortgagor’s Interest”) in and to the following described land and interests in land, estates, easements, rights, improvements, personal property, fixtures, equipment, furniture, furnishings, appliances and appurtenances, whether now owned or hereafter acquired, and including replacements and additions thereto (herein referred to collectively as the “Mortgaged Property”):

(a) All of those certain tracts, pieces or parcels of land, and interests in land, located in Calvert County, Maryland, more particularly described in Exhibits A-1 through A-3 attached hereto and by this reference made a part hereof (the “Land”);

(b) All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to said buildings, structures or improvements, and all other furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles and personal property of every kind and nature whatsoever now or hereafter owned by any Mortgagor and located in, on or about, or used or intended to be used with or in connection with the construction, use, operation or enjoyment of the Mortgaged Property, including all extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds from a permitted sale of any of the foregoing, and all building materials and supplies of every kind now or hereafter placed or located on the Land (collectively the “Improvements”), all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Mortgaged Property as between the parties hereto and all Persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Deed of Trust;

(c) All easements, rights of way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all ground leases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating or appertaining to the Mortgaged Property or any part thereof, or that hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by any Mortgagor;

(d) All rents, issues, profits, revenues and proceeds from any sale or other disposition of the Mortgaged Property, or any part thereof, from time to time accruing (including without limitation all payments under leases, ground leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits and escrow funds), and all of the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of any Mortgagor of, in and to the same;

(e) All leases (whether presently existing or hereafter made, whether written or verbal, and including any agreement for the letting of or for the use or occupancy of any part of the Mortgaged Property (collectively, the “Assigned Leases”), including each modification, extension, renewal and guaranty thereof), rents, issues, profits, revenues and proceeds from any sale, lease or other disposition of the Mortgaged Property, or any part thereof, from time to time accruing (including without limitation all payments under leases, ground leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits and escrow funds, and all claims and rights to the payment of money at any time arising in connection with any rejection or breach of any lease under Bankruptcy Law, including, without limitation, all the rents, issues, and profits now due and which may hereafter become due under or by virtue of the Assigned Leases (collectively, the “Rents”), together with all claims and rights to the payment of money at any time arising in connection with any rejection or breach of any of the Assigned Leases under Bankruptcy Law, including without limitation, all rights to recover damages arising out of such breach or rejection, all rights to charges payable by a tenant or trustee in respect of the leased premises following the entry of an order for relief under the Bankruptcy Law in respect of a tenant and all rentals and charges outstanding under the Assigned Lease as of the date of entry of such order for relief, and all of the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of any Mortgagor of, in and to the same;

(f) Calvert Borrower’s leasehold estate and other interests of whatever kind, nature or description, and all rights, title and interest pertaining thereto, if any, under that certain Amended, Restated and Consolidated Ground Lease dated as of August 30, 2013 between Calvert Memorial Hospital of Calvert County (as landlord), and Calvert Borrower (as tenant) (as amended from time to time, the “Calvert Ground Lease”);

(g) Dunkirk Borrower’s leasehold estate and other interests of whatever kind, nature or description, and all rights, title and interest pertaining thereto, if any, under that certain Ground Lease Agreement dated as of August 30, 2013 between CMH II Holding Co. (as landlord), and Dunkirk Borrower (as tenant) (as amended from time to time, the “Dunkirk Ground Lease”);

(h) Medical Arts Center Borrower’s leasehold estate and other interests of whatever kind, nature or description, and all rights, title and interest pertaining thereto, if any, under that certain Amended and Restated Ground Lease Agreement dated as of August 30, 2013 between Calvert Memorial Hospital of Calvert County (as landlord) and Medical Arts Center Borrower (as tenant) (as amended from time to time, the “Medical Arts Center Ground Lease”, and together with the Calvert Ground Lease and the Dunkirk Ground Lease, hereinafter referred to collectively as the “Ground Leases” and each singularly as a “Ground Lease”); and

(i) All of the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of each Mortgagor of, in and to any of the foregoing.

TO HAVE AND TO HOLD the Mortgaged Property and all parts, rights, members and appurtenances thereof, to the use and benefit of Trustee, in trust, for the benefit of Bank and the successors and assigns of Bank; and each Mortgagor covenants that such Mortgagor is lawfully seized and possessed of such Mortgagor’s Interest in the Mortgaged Property as aforesaid and has good right to convey the same, that the same are unencumbered except for those matters expressly set forth in Exhibits A-1 through A-3 hereto, and each Mortgagor does warrant and will forever defend the title thereto against the claims of all Persons whomsoever, except as to those matters set forth in said Exhibits A-1 through A-3.

The Lien of this Deed of Trust automatically will attach to any further, greater, additional or different estate, rights, titles or interests in or to any of the Mortgaged Property at any time hereafter acquired by any Mortgagor by whatsoever means and without any further action or filing or recording on the part of any Mortgagor or Bank or any other Person.

But this conveyance is made IN TRUST, with power of sale, to secure the Obligations in accordance with the terms of the Loan Documents, including any and all renewals, extensions and modifications thereof.

PROVIDED, HOWEVER, that should the Obligations be paid according to the tenor and effect thereof, and should Borrowers have performed all covenants contained in the Loan Documents and Bank shall not be obligated to extend further credit to Borrowers, then this Deed of Trust shall be canceled and released of record.

It is understood and agreed that with respect to the representations, warranties and covenants contained in this Deed of Trust, (i) such representations, warranties and covenants are made by each Mortgagor with respect to itself and not with respect to any other Mortgagor, and (ii) any representations, warranties or covenants as to any particular Mortgaged Property are made by the Mortgagor who is the owner of the applicable Mortgaged Property.

MORTGAGORS HEREBY COVENANT AND AGREE WITH BANK AS FOLLOWS:

ARTICLE I

1.01 Payment and Performance of Loan Documents. Mortgagors will perform, observe and comply with all the provisions hereof, and of each of the other Loan Documents, including, but not limited to, the due and punctual payment by Mortgagors of the principal amount due under the Note, together with interest thereon, and all other sums of money required to be paid by Mortgagors pursuant to any one or more of the Loan Documents, without any deductions, credits or set offs whatsoever.

1.02 Ground Lease.

(a) Each Mortgagor shall promptly:

(1) Perform, observe and comply with all of the obligations, covenants and agreements required to be performed, observed and complied with by the lessee under the Ground Lease to which such Mortgagor is a party, and do all things necessary to preserve and to keep unimpaired its rights thereunder;

(2) Notify Bank of any material default in the performance or observance of any of the covenants or agreements on the part of such Mortgagor to be performed or observed by such Mortgagor under the Ground Lease to which such Mortgagor is a party, or the giving of any notice by the lessor under such Ground Lease to such Mortgagor (A) claiming such a default, or (B) of such lessor’s intention to exercise any remedy reserved to the lessor thereunder; and

(3) Cause a copy of each such notice given by such lessor to such Mortgagor to be delivered to Bank.

(b) In addition to any insurance required pursuant to this Deed of Trust or any other Loan Document, each Mortgagor will take out and continuously maintain in effect, or cause to be taken out and thereafter continuously maintained in effect, the insurance required to be maintained by the lessee under the Ground Lease to which such Mortgagor is a party. All such insurance policies shall name as additional insured Bank as its interest shall appear. All certificates evidencing the insurance so required to be carried by the Ground Leases and this Deed of Trust shall be deposited with Bank. Prior to the expiration or cancellation of any such policy, Mortgagors will furnish to Bank evidence satisfactory to Bank that such policy has been renewed or replaced by another policy.

Each Mortgagor covenants, represents and warrants to Bank that so long as this Deed of Trust remains unsatisfied, it will comply with all the obligations required on its part to be performed under the Ground Lease to which such Mortgagor is a party. In the event that any Mortgagor fails or refuses to perform any of its obligations under the Ground Lease to which such Mortgagor is a party following the expiration of any applicable grace or cure period, Bank may, but shall not be obligated to, perform any and all such obligations of such Mortgagor under such Ground Lease, including, but not limited to, the payment of any or all rent and other sums due from such Mortgagor thereunder. Any costs or expenses incurred by Bank in performing the obligations of any Mortgagor under the Ground Lease to which such Mortgagor is a party, including any rent or other sums paid by Bank, shall constitute part of the Obligations and shall be secured hereby.

(c) If any Mortgagor shall fail to perform, observe or comply with any of the obligations, covenants or agreements required to be performed, observed or complied with by it under the Ground Lease to which such Mortgagor is a party following the expiration of any applicable grace or cure period, including, without limitation, payment of all ground rent and other charges due thereunder, Bank, after five (5) days’ written notice (except in emergencies or in situations where a failure sooner to perform or observe the same may result in a forfeiture under such Ground Lease) may, but shall not be obligated to, take such action as is appropriate to cause such covenants, agreements or obligations promptly to be performed, observed or complied with on behalf of such Mortgagor, including, but not limited to, the payment of any or all rent and other sums due from such Mortgagor thereunder, but no action so taken by Bank shall release any Mortgagor from any of its obligations under this Deed of Trust. Upon receipt by Bank from the lessor under any Ground Lease of any notice of default by the applicable Mortgagor thereunder that has not been cured within any applicable grace or cure period, Bank may rely thereon and take any such action as aforesaid to cure such default even though the existence of such default or the nature thereof may be questioned or denied by such Mortgagor or by any party on behalf of such Mortgagor. Any costs or expenses incurred by Bank in taking any action as provided for in this paragraph, including any rent or other sums paid by Bank, shall constitute part of the Obligations and shall be secured hereby.

(d) No Mortgagor shall surrender its leasehold estate under the Ground Lease to which such Mortgagor is a party, nor terminate or cancel the Ground Lease to which such Mortgagor is a party, and Mortgagor shall not modify, change, supplement, alter or amend in any material respect the Ground Lease to which such Mortgagor is a party, either orally or in writing, and any attempt on the part of any Mortgagor to exercise any such right without the consent of Bank shall be null and void.

(e) The fee title to the properties demised by each Ground Lease and the leasehold estate shall not merge, but always shall remain separate and distinct, notwithstanding the union of such estates either in the lessor or in the lessee under such Ground Lease or in a third party by purchase or otherwise.

(f) Each Mortgagor shall give Bank prompt notice of the commencement of any arbitration or appraisal proceeding pursuant to the Ground Lease to which such Mortgagor is a party. Bank shall have the right to intervene and participate in any such proceeding and each Mortgagor shall confer with Bank and its attorneys and experts and cooperate with them to the extent Bank deems reasonably necessary for the protection of Bank. Upon the request of Bank, each Mortgagor shall exercise all rights of arbitration or appraisal conferred upon it by the Ground Lease to which such Mortgagor is a party. If at the time any such proceeding shall be commenced, any Mortgagor shall be in default in the performance or observance of any covenant or agreement contained in the Ground Lease to which such Mortgagor is a party, or in this Deed of Trust, on the part of such Mortgagor to be performed or observed, beyond any applicable grace period, Bank shall have, and is hereby granted, the sole and exclusive right to designate and appoint on behalf of such Mortgagor the arbitrator(s) or appraiser(s) in such proceeding.

(g) Each Mortgagor shall use its reasonable efforts to obtain from the lessor under the Ground Lease to which such Mortgagor is a party, and deliver to Bank, within twenty (20) days after written request by Bank, a statement in writing certifying that such Ground Lease is unmodified and in full force and effect (or if modified, stating the modifications) and the dates to which the ground rent and other charges, if any, have been paid in advance, and stating whether or not, to the best knowledge of the signer of such certificate, such Mortgagor is in default in the performance of any covenant or agreement contained in such Ground Lease, and, if so, specifying each such default of which the signer may have knowledge.

(h) Each Mortgagor, at least six (6) months prior to the last day upon which such Mortgagor, as lessee under the Ground Lease to which such Mortgagor is a party, may validly exercise any option to renew or extend the term of such Ground Lease (but in no event earlier than permitted by the applicable Ground Lease), (i) duly shall exercise such option, and (ii) shall give immediate notice thereof to Bank; if such Mortgagor shall fail so to do, Bank shall have, and is hereby granted, the irrevocable right to exercise any such option, either in its own name and behalf, or in the name and behalf of such Mortgagor, as Bank shall in its sole discretion determine.

(i) Each Mortgagor promptly shall notify Bank of any change in ground rent payable by the lessee under the Ground Lease to which such Mortgagor is a party.

(j) In the event that any proceeds of insurance on any part of the Mortgaged Property, or any proceeds of any award for the taking by eminent domain of any part of the Mortgaged Property, shall be deposited with any Person pursuant to the requirements of any Ground Lease, the applicable Mortgagor promptly shall notify Bank of the name and address of such person and the amount so deposited.

1.03 Security Agreement. With respect to all personal property (the “Personal Property”) constituting part of the Mortgaged Property that is subject to Article 9 of the Uniform Commercial Code as enacted in the state where the Land is situated (the “UCC”), this Deed of Trust is hereby made and declared to be a security agreement encumbering each and every item or type of Personal Property listed herein or included herein as a part of the Mortgaged Property, in compliance with the provisions of the UCC, and each Mortgagor hereby grants to Bank a security interest in such Mortgagor’s Interest in said items and personal property. Each Mortgagor hereby authorizes Bank to file a financing statement or statements reciting this Deed of Trust to be a security agreement affecting all of such Mortgagor’s Interest in said Personal Property. The remedies for any violation of the covenants, terms and conditions of the security agreement contained in this Deed of Trust, or otherwise in respect of an Event of Default hereunder, shall be (a) as prescribed herein, or (b) as prescribed by general Law, or (c) as prescribed by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at Bank’s sole election. Mortgagors agree that the filing of such financing statement(s) in the records normally having to do with personal property shall not in any way affect the agreement of Mortgagors and Bank that everything used in connection with the production of income from the Mortgaged Property or adapted for use therein or that is described or reflected in this Deed of Trust, is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real estate conveyed hereby regardless of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in an Exhibit to this Deed of Trust, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (A) the proceeds of any fire and/or hazard insurance policy, or (B) any award in eminent domain proceedings for taking or for loss of value, or (C) any Mortgagor’s interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Mortgaged Property, whether pursuant to lease or otherwise, shall not in any way alter any of the rights of Bank as determined by this instrument or affect the priority of Bank’s security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement(s) is solely for the protection of Bank in the event any court shall at any time hold, with respect to the foregoing items (A), (B), or (C), that notice of Bank’s priority of interest, to be effective against a particular class of persons, must be filed in the UCC records. This Deed of Trust may be filed as a financing statement in any office where Bank deems such filing necessary or desirable and Mortgagors will promptly upon demand reimburse Bank for the costs therefor.

1.04 Use of Mortgaged Property. Each Mortgagor shall at all times operate the Mortgaged Property owned by such Mortgagor as medical offices and related uses. Mortgagors shall not be permitted to alter or change the use of the Mortgaged Property without the prior written consent of Bank.

1.05 Conveyance of Mortgaged Property. Except as otherwise expressly permitted by the Credit Agreement, Mortgagors shall not directly or indirectly encumber (by Lien, junior mortgage, or otherwise), pledge, convey, transfer or assign any or all of its interest in the Mortgaged Property, or any portion thereof, without the prior written consent of Bank.

1.06 Acquisition of Collateral. Except as otherwise expressly permitted by the Credit Agreement, Mortgagors shall not acquire any Personal Property subject to any Lien taking precedence over the Lien of this Deed of Trust.

ARTICLE II

2.01 Events of Default. The term “Event of Default”, wherever used in this Deed of Trust, shall mean an “Event of Default” as defined in the Credit Agreement.

2.02 Acceleration of Maturity. If an Event of Default shall have occurred and be continuing, then the Obligations shall, at the option of Bank, immediately become due and payable as provided in the Credit Agreement, and no omission on the part of Bank to exercise such option when entitled to do so shall be construed as a waiver of such right.

2.03 Rights and Remedies.

(a) If an Event of Default shall have occurred, then in addition to the rights and remedies provided for under any other Loan Document or under applicable Law, then at the option of Bank this Deed of Trust may be foreclosed in any manner now or hereafter provided by Maryland Law, and, at the option of Bank, Bank, by and through the Trustee or otherwise, may sell the Mortgaged Property or any part of the Mortgaged Property at one or more public sales, provided that the same shall comply with the requirements of applicable Law. Mortgagor assents to the passing of a decree for the sale of the Mortgaged Property or any portion thereof in accordance with the Real Property Article of the Annotated Code of Maryland and Title 14 of the Maryland Rules of Procedure, as amended, and Bank, Trustee, or such other Person designated by Bank, shall have the power to and may sell the Mortgaged Property at public auction. Bank, by and through the Trustee or otherwise, may offer the property herein conveyed as a whole, regardless of how it is described. At any such sale, Bank, by and through the Trustee or otherwise, may execute and deliver to the purchaser a conveyance of the Mortgaged Property or any part of the Mortgaged Property. Bank, by and through the Trustee or otherwise, shall have the right to enforce any of its remedies set forth herein and as provided in the Credit Agreement. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Mortgaged Property may be sold as an entirety or in separate parcels and in such manner or order as Bank in its sole discretion may elect, and if Bank so elects, Bank, by and through the Trustee or otherwise, may sell the personal property covered by this Deed of Trust at one or more separate sales in any manner permitted by the UCC, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until the entire Mortgaged Property is sold or the Obligations are paid in full. If the Obligations are now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Bank at its option may exhaust the remedies granted under any of said security instruments or this Deed of Trust either concurrently or independently, and in such order as Bank may determine.

(b) Said sale may be adjourned by Bank, or its agent, and reset at a later date without additional publication; provided that an announcement to that effect be made at the scheduled place of sale at the time and on the date the sale is originally set.

(c) In the event of any sale of the Mortgaged Property as authorized by this Section, all prerequisites of such sale shall be presumed to have been performed, and in any conveyance given hereunder all statements of facts, or other recitals therein made, as to the non-payment or non-performance of the Obligations or as to the advertisement of sale, or the time, place and manner of sale, or as to any other fact or thing, shall be taken in all courts of law or equity as prima facie evidence that the facts so stated or recited are true.

(d) If an Event of Default shall have occurred, Bank may, in addition to and not in abrogation of the rights covered under Subparagraph (a) of this Section, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy to pursue any other remedy available to it, all as Bank in its sole discretion shall elect.

2.04 Purchase by Bank. Upon any foreclosure sale or sale of all or any portion of the Mortgaged Property under the power herein granted, Bank may bid for and purchase the Mortgaged Property and shall be entitled to apply all or any part of the Obligations as a credit to the purchase price.

2.05 Mortgagor as Tenant Holding Over. In the event of any such foreclosure sale or sale under the powers herein granted, any Mortgagor (if such Mortgagor shall remain in possession) and all Persons holding under such Mortgagor shall be deemed tenants holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of Law applicable to tenants holding over.

2.06 Waiver of Appraisement, Valuation, Etc. Each Mortgagor agrees, to the full extent permitted by law, that in case of a Default on the part of such Mortgagor hereunder, neither such Mortgagor nor anyone claiming through or under such Mortgagor hereunder will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Mortgaged Property owned by such Mortgagor, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and each Mortgagor, for itself and all who may at any time claim through or under it, hereby waives and renounces to the full extent that it may lawfully so do so, the benefit of all such laws, and any and all right to have the assets subject to the security interest of this Deed of Trust marshaled upon any foreclosure or sale under the power herein granted.

2.07 Waiver of Homestead. Each Mortgagor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the Laws of the United States and of any state, in and to the Mortgaged Property as against the collection of the Obligations, or any part thereof.

2.08 Leases. Bank, at its option, is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by any Mortgagor, a defense to any proceeding instituted by Bank to collect the sums secured hereby.

2.09 Discontinuance of Proceedings. In case Bank shall have proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Bank, then in every such case, Mortgagors and Bank shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Bank shall continue as if no such proceedings had occurred.

ARTICLE III

3.01 The Trustee.

(a) Except as may be expressly provided by Law to the contrary, the Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable to Mortgagor under any circumstances, nor shall the Trustee be personally liable in case of entry by the Trustee, or anyone entering by virtue of the powers herein granted, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. The Trustee shall be entitled to reimbursement for expenses incurred by the Trustee in the performance of the Trustee’s duties hereunder and to reasonable performance of the Trustee’s duties hereunder and to reasonable compensation for such of the Trustee’s services hereunder as shall be rendered. Mortgagor will, from time to time, pay the compensation due to the Trustee hereunder and reimburse the Trustee for, and save the Trustee harmless against, any and all liability and expenses that may be incurred by the Trustee in the performance of the Trustee’s duties.

(b) All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by Law), and the Trustee shall be under no liability for interest on any money received by the Trustee hereunder.

(c) The Trustee may resign at any time with or without notice. If the Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by Bank so to do, or if, for any reason, Bank shall prefer to appoint a substitute trustee to act instead of the aforenamed Trustee, Bank shall have full power to appoint a substitute trustee (by the filing of a Deed of Appointment in the office where this Deed of Trust is recorded) and, if preferred, several substitute trustees in succession who shall succeed to all the estates, rights, powers and duties of the aforenamed Trustee. If Bank is a corporation, such appointment may be made by any one of Bank’s officers or agents.

(d) Any new Trustee appointed pursuant to any one of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein, but nevertheless, upon the written request of Bank or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and money held by such Trustee to the successor Trustee so appointed in its or his place.

3.02 Successors and Assigns. This Deed of Trust shall inure to the benefit of and be binding upon Mortgagors, Trustee and Bank and their respective heirs, executors, legal representatives, successors and assigns. Whenever a reference is made in this Deed of Trust to “Mortgagors”, “Borrowers”, “Trustee” or “Bank”, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors in title and assigns of Mortgagors, Borrowers, Trustee or Bank, as the case may be, but shall not imply any permission to make or permit any transfer which is otherwise prohibited.

3.03 Applicable Law. This Deed of Trust shall be interpreted, construed and enforced according to the laws of the State of Maryland without regard to that state’s conflict of laws principles.

3.04 Notices. All notices provided for herein shall be given and deemed received when given and received in accordance with the terms of the Credit Agreement.

3.05 Assignment. This Deed of Trust is assignable by Bank and any assignment of this Deed of Trust by Bank shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Bank.

3.06 Future Advances. Upon request of Borrowers, Bank, at Bank’s option so long as this Deed of Trust secures indebtedness held by Bank, may make future advances to Borrowers. Such future advances, with interest thereon, shall be secured hereby if made under the terms of this Deed of Trust or the other Loan Documents, or if made pursuant to any other promissory note, instrument or agreement stating that sums advanced thereunder are secured hereby.

3.07 Entire Agreement. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

* * * * *

IN WITNESS WHEREOF, this instrument has been duly executed and effective as of the day and year first above written.

CHP CALVERT MOB OWNER, LLC,
a Delaware limited liability company

By:	/s/ Joshua J. Taube
Joshua J. Taube, Vice President

CHP MEDICAL ARTS MOB OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube
Joshua J. Taube, Vice President

CHP DUNKIRK MOB OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube
Joshua J. Taube, Vice President

STATE OF FLORIDA

COUNTY OF ORANGE

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Joshua J. Taube, whose name as Vice President of CHP Calvert MOB Owner, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and official seal, this the 23rd day of August, 2013.

[SEAL]

/s/ Cathleen A. Coffey
Notary Public
My Commission Expires: September 24, 2013

STATE OF FLORIDA

COUNTY OF ORANGE

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Joshua J. Taube, whose name as Vice President of CHP Medical Arts MOB Owner, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and official seal, this the 23rd day of August, 2013.

[SEAL]

/s/ Cathleen A. Coffey
Notary Public
My Commission Expires: September 24, 2013

STATE OF FLORIDA

COUNTY OF ORANGE

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Joshua J. Taube, whose name as Vice President of CHP Dunkirk MOB Owner, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and official seal, this the 23rd day of August, 2013.

[SEAL]

/s/ Cathleen A. Coffey
Notary Public
My Commission Expires: September 24, 2013

ATTORNEY CERTIFICATION

I, being an attorney admitted to practice before the Court of Appeals of the State of Maryland, hereby certify that this instrument was prepared by me or under my supervision.

/s/ Mark D. Dopkin
Print Name:	Mark D. Dopkin

EXHIBIT A-1

[Intentionally Omitted]

EXHIBIT A-2

[Intentionally Omitted]

EXHIBIT A-3

[Intentionally Omitted]